UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2023

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 1, 2023, Astrotech Corporation (the “Company”) was notified by its independent registered public accounting firm, Armanino LLP (“Armanino”), of its decision to resign as the Company’s independent registered public accounting firm (the “Resignation”) as a result of Armanino’s determination to cease providing certain services to public companies. Armanino advised that it would continue to serve as the Company’s independent registered public accounting firm until the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (the “Annual Report”), unless the Company engages a new independent registered public accounting firm prior to filing of the Annual Report.

Armanino’s reports on the Company’s financial statements for the fiscal years ended June 30, 2021 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Resignation was not recommended or approved by the Board of Directors of the Company or its Audit Committee and was initiated voluntarily by Armanino.

During the fiscal years ended June 30, 2021 and 2022 and through August 1, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

During the Company’s fiscal years ended June 30, 2021 and 2022 and through August 1, 2023, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Armanino with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that Armanino furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Armanino agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of Armanino’s letter, dated August 7, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

As a result of Armanino’s notice of the Resignation, the Company and its Audit Committee will initiate discussions with other independent registered public accounting firms for the purpose of finding a replacement and anticipates completing its auditor selection process before the end of the first quarter of fiscal year 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter dated August 7, 2023 from Armanino LLP to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

Date: August 7, 2023	By:	/s/ Thomas B. Pickens III
Thomas B. Pickens III
Chief Executive Officer, Chief Technical Officer and Chairman of the Board